Taxes Payable - Summary of Taxes Payable (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Taxes Payable [Abstract]
VAT payable	¥ 13,865		¥ 17,140
Withholding individual income taxes for employees	9,293		9,389
Enterprise income taxes payable	13,655		5,888
Others	6,702		5,186
Total	¥ 43,515	$ 6,223	¥ 37,603